UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 13, 2005

Date of Report (Date of earliest event reported)

ITRON, INC.

(Exact Name of Registrant as Specified in Charter)

Washington	0-22418	91-1011792
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2818 N. Sullivan Road, Spokane, Washington 99216-1897

(Address of principal executive offices) (Zip Code)

(509) 924-9900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The registrant is filing as exhibits hereto certain information and agreements to be incorporated by reference into its registration statement on Form S-3 (File No. 333-123346), filed on March 16, 2005 (the “Registration Statement”) and declared effective by the Securities and Exchange Commission on March 29, 2005.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

1.1	Underwriting Agreement among Adam Harkness, Inc., Stephens Inc. and Itron, Inc.

99.1	Information relating to Item 14 – Other Expenses of Issuance and Distribution, of the Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITRON, INC.

Dated: May 17, 2005	By:	/s/ Russell N. Fairbanks, Jr.
	Name:	Russell N. Fairbanks, Jr.
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement among Adam Harkness, Inc., Stephens Inc. and Itron, Inc.

99.1	Information relating to Item 14 – Other Expenses of Issuance and Distribution, of the Registration Statement.